                       COMMERCIAL NET LEASE REALTY, INC.

                               __% NOTES DUE 2008

                             UNDERWRITING AGREEMENT


                                                                  March   , 1998


J.P. MORGAN SECURITIES INC.
GOLDMAN, SACHS & CO.
SALOMON BROTHERS INC
  c/o J.P. Morgan Securities Inc.
  60 Wall Street
  New York, New York  10260

Dear Sirs:

         Commercial Net Lease Realty, Inc., a Maryland corporation (the "Company"), proposes to issue and sell to the underwriters named in Schedule II hereto (collectively, the "Underwriters"), the principal amount of its debt securities identified in Schedule I hereto (the "Securities"), to be issued under the indenture specified in Schedule I hereto (the "Indenture") between the Company and the Trustee identified in such Schedule (the "Trustee").

         The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement (the file number of which is set forth in Schedule I hereto) on Form S-3, relating to certain securities (the "Shelf Securities") to be issued from time to time by the Company. The Company also has filed with, or proposes to file with, the Commission pursuant to Rule 424 under the Securities Act a prospectus supplement specifically relating to the Securities. The registration statement as amended to the date of this Agreement is hereinafter referred to as the "Registration Statement" and the related prospectus covering the Shelf Securities in the form first used to confirm sales of the Securities is hereinafter referred to as the "Basic Prospectus." The Basic Prospectus as supplemented by the prospectus supplement specifically relating to the Securities in the form first used to confirm sales of the Securities is hereinafter referred to as the "Prospectus." Any reference in this Agreement to the Registration Statement, the Basic Prospectus, any preliminary form of Prospectus (a "preliminary prospectus") previously filed with the Commission pursuant to Rule 424 or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securi-ties Act which were filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") on or before the date of this Agreement or the date of the Basic Prospectus, any preliminary prospectus or the Prospectus, as the case may be; and any reference to "amend," "amendment" or "supplement" with respect the Registration Statement, the Basic Prospectus, any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents filed under the Exchange Act after the date of this Agreement, or the date of the Basic Prospectus, any preliminary prospectus or the Prospectus, as the case may be, which are deemed to be incorporated by reference therein.

         The Company hereby agrees with the Underwriters as follows:

         1. The Company agrees to issue and sell the Securities to the several Underwriters as hereinafter provided, and each Underwriter, on the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from the Company the respective principal amount of Securities set forth opposite such Underwriter's name in Schedule II hereto at the purchase price set forth in Schedule I hereto plus accrued interest, if any, from the date specified in Schedule I hereto to the date of payment and delivery.

         2.      The Company understands that the several Underwriters intend
(i) to make a public offering of their respective portions of the Securities and (ii) initially to offer the Securities upon the terms set forth in the Prospectus.

         3. Payment for the Securities shall be made to the Company or to its order in immediately available funds on the date and at the time and place set forth in Schedule I hereto (or at such other time and place on the same or such other date, not later than the third Business Day thereafter, as you and the Company may agree in writing). Such payment will be made upon delivery to, or to you for the respective accounts of, such Underwriters of the Securities registered in such names and in such denominations as you shall request not less than two full Business Days prior to the date of delivery, with any transfer taxes payable in connection with transfer to the Underwriters duly paid by the Company. As used herein, the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York City. The time and date of such payment and delivery with respect to the Securities are referred to herein as the "Closing Date." The Securities will be delivered through the book entry facilities of The Depository Trust Company ("DTC") and will be made available for inspection by you by 1:00 P.M. on the Business Day prior to the Closing Date at such place in New York City as you, DTC and the Company shall agree.

         4.      The Company represents and warrants to each Underwriter that:

         (a) no order preventing or suspending the use of any preliminary prospectus has been issued by the Commission, and each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424





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under the Securities Act, complied when so filed in all material respects with the Securities Act, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein;

         (b) the Registration Statement has been declared effective by the Commission under the Securities Act; no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission; and the Registration Statement and Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) comply, or will comply, as the case may be, in all material respects with the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Trust Indenture Act"), and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the date of the Prospectus and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the Prospectus, as amended or supplemented at the Closing Date, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing representations and warranties shall not apply to (i) that part of the Registration Statement which constitutes the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee, and (ii) statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein;

         (c) the documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act, as applicable, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (d) the historical financial statements and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus, comply in all mate-





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rial respects with the requirements of the Securities Act and the Exchange Act, as applicable, and present fairly the financial position of the Company as of the dates indicated and the results of its operations and the changes in its cash flows for the periods specified; the financial statements with respect to the properties acquired or to be acquired by the Company, if any, together with related notes and schedules, as set forth or incorporated by reference in the Registration Statement or the Prospectus, present fairly the financial position and the results of operations of such properties at the indicated dates and for the indicated periods; the foregoing financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, and the supporting schedules included or incorporated by reference in the Registration Statement or the Prospectus present fairly the information required to be stated therein; the summary financial and statistical data included or incorporated by reference in the Registration Statement or the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with the financial statements presented therein; the pro forma financial information, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus has been prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act, as applicable; the assumptions used in preparing such pro forma information are reasonable and the adjustments used therein are appropriate to give effect to the transactions referred to therein; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) are accurately presented in all material respects and prepared on a basis consistent with the books and records of the Company and its Subsidiaries (as defined below);

         (e) except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement thereto), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), the Company and its Subsidiaries have not incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Company and its Subsidiaries, and there has not been any change in the capital stock, or material increase in the short-term debt or long-term debt, of the Company and its Subsidiaries, or any material adverse change, or any development involving or which may reasonably be expected to involve, a prospective material adverse change, in the condition (financial or other), business, net worth or results of operations of the Company and its Subsidiaries;

         (f) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of Maryland, with power and authority (corporate or other) to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification (which jurisdictions of foreign qualification are identified in Schedule III hereto), other than where the failure to be so qualified or in good standing would not (1) have a material adverse effect on the condition, financial or otherwise, the earnings, business affairs, prospects, properties, sharehold-





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ers' equity or results of operations of the Company and its consolidated
Subsidiaries, taken as a whole, (2) adversely affect the issuance, validity, or enforceability of the Securities or the enforceability of the Indenture or (3) adversely affect the consummation of any of the transactions contemplated by this Agreement (each of (1), (2) and (3) above, a "Material Adverse Effect"); except for investments in its Subsidiaries or in securities as described in the Registration Statement or Prospectus, the Company has no equity or other interest in, or rights to acquire, an equity or other interest in any corporation, partnership, trust or other entity; each of the Company's Subsidiaries (within the meaning of Regulation S-X under the Securities Act) is identified on Schedule IV hereto (the "Subsidiaries") and has been duly organized and is validly existing as a corporation or limited partnership, as the case may be, in good standing under the laws of its states of organization with power and authority (corporate or other) to own its properties and conduct its business as presently conducted and as described in the Prospectus, and has been duly qualified as a foreign corporation or limited partnership, as the case may be, for the transaction of business and in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification (which jurisdictions of organization and foreign qualification are identified in Schedule IV hereto), other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect; all the outstanding shares of capital stock or partnership interests of each Subsidiary have been duly authorized and validly issued, are fully-paid and non-assessable, and are owned by the Company, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims; and except for investments in securities as described in the Registration Statement or Prospectus, the Subsidiaries have no equity or other interest in, or rights to acquire, an equity or other interest in any corporation, partnership, trust or other entity;

         (g) this Agreement has been duly authorized, executed and delivered by the Company;

         (h) the Securities have been duly authorized, and, when issued, authenticated and delivered pursuant to this Agreement and the Indenture, will have been duly and validly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits provided by the Indenture; the Indenture has been duly authorized, executed and delivered by the Company, and has been duly qualified under the Trust Indenture Act and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms; and the Securities and the Indenture will conform to the statements relating thereto contained in the Prospectus;

         (i) neither the Company nor any of its Subsidiaries is, nor with the giving of notice or lapse of time or both would be, in violation of or in default under (A) (i) its Articles of Incorporation, By-Laws, Certificate of Limited Partnership or Limited Partnership Agreement, as the case may be, or
(ii) to the best of the Company's knowledge, any law, ordinance, administrative or governmental rule or regulation applicable to the Company or its Subsidiaries, which violation would have a Material Adverse Effect, or (iii) any decree of any court or governmental agency or





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body having jurisdiction over the Company or its Subsidiaries, or (B) any indenture, mortgage, deed of trust, loan agreement, partnership agreement or other agreement or other instrument or obligation to which the Company or any of its Subsidiaries is a party or by which they or any of their properties are bound, except, with respect to this clause (2), for violations and defaults which individually or in the aggregate would not have a Material Adverse Effect; the issue and sale of the Securities and the performance by the Company of all of the provisions of its obligations under the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, partnership agreement or other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, nor will any such action result in any violation of the provisions of the Articles of Incorporation or the By-Laws of the Company or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, except such consents, approvals, authorizations, orders, registrations or qualifications as have been obtained under the Securities Act, the Trust Indenture Act and as may be required under state securities or Blue Sky Laws in connection with the purchase and distribution of the Securities by the Underwriters;

         (j) (A) to the best of the Company's knowledge, neither the Company nor any of its Subsidiaries is in violation of any municipal, state or federal law, rule or regulation concerning any of the properties described in the Prospectus as owned by them (the "Properties") which would have a Material Adverse Effect; (B) to the best of the Company's knowledge, each of the Properties complies with all applicable zoning laws, ordinances and regulations in all material respects and, if and to the extent there is a failure to comply, such failure does not materially impair the value of any such Properties and will not result in a forfeiture or reversion of title thereof;
(C) neither the Company nor either of its Subsidiaries has received from any governmental authority any written notice of any condemnation of or zoning change affecting any of the Properties, and the Company does not know of any such condemnation or zoning change which is threatened and which if consummated would have a Material Adverse Effect; (D) the leases under which the Company leases the Properties as lessor (the "Leases") are in full force and effect and have been entered into in the ordinary course of business of the Company; (E) the Company and each of its Subsidiaries have complied with their respective obligations under the Leases in all material respects and the Company does not know of any default by any other party to the Leases which, alone or together with other such defaults, would have a Material Adverse Effect on the Company and its Subsidiaries or any of the Properties subject to a Lease; and (G) all liens, charges, encumbrances, claims or restrictions on or affecting the properties and assets (including the Properties) of the Company and its Subsidiaries that are required to be disclosed in the Prospectus are disclosed therein.





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         (k)     other than as set forth or contemplated in the Registration
Statement and the Prospectus, there are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its Subsidiaries is or may be a party or to which any property of the Company or any of its Subsidiaries is or may be the subject which, if determined adversely to the Company, could individually or in the aggregate reasonably be expected to have a Material Adverse Effect and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and there are no statutes, regulations, contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required; and the descriptions of the terms of all such statutes, regulations, contracts and documents contained or incorporated by reference in the Registration Statement or Prospectus are complete and correct in all material respects;

         (l) the Company's authorized, issued and outstanding capitalization is as set forth in the Prospectus; and all of the issued shares of beneficial interest of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are free of any preemptive or similar rights;

         (m) the Company and the Subsidiaries have good and marketable title in fee simple to all of the properties and assets reflected in the financial statements or as described in the Registration Statement and the Prospectus as owned by them (including the Properties) and good and marketable title to all personal property owned by them, in each case free of any lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements or as described in the Registration Statement and the Prospectus or which do not materially affect or detract from the value of such property or interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries; the Company and the Subsidiaries occupy their leased properties under valid and binding leases conforming to the description thereof set forth in the Registration Statement and the Prospectus;

         (n) the mortgages and deeds of trust encumbering the Properties are not (i) cross-defaulted to any indebtedness other than indebtedness of the Company or any of the Subsidiaries or (ii) cross-collateralized to any property not owned by the Company or any of the Subsidiaries;

         (o) the Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the business in which they are engaged and is adequate for the value of their properties; all policies of insurance insuring the Company or the Subsidiaries or their respective business, assets, employees, officers and trustees or directors, as the case may be, are in full force and effect; the Company and the Subsidiaries are in compliance with the terms of such policies and instruments in all material respects and there are no claims by the Company or by the Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a





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reservation of rights clause, other than claims which individually or in the aggregate would not have a Material Adverse Effect; neither the Company nor any of its Subsidiaries had been refused any insurance coverage sought or applied for, and the Company does not have any reason to believe that the Company and each of its Subsidiaries will not be able to renew its respective existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its respective businesses at a cost that would not have a Material Adverse Effect;

         (p) the Company and its Subsidiaries have title insurance on each of the Properties in an amount at least equal to the greater of (a) the cost of acquisition of such Property and (b) the replacement cost of the improvements located on such Property;

         (q) the Company has filed all Federal, State and foreign income tax returns which have been required to be filed and have paid all taxes indicated by said returns and all assessments received by it to the extent that such taxes have become due and are not being contested in good faith;

         (r) each of the Company and the Subsidiaries owns, possesses or has obtained all material licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all material declarations and filings with, all federal, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof, except in each case where the failure to obtain licenses, permits, certificates, consents, orders, approvals and other authorizations, or to make all declarations and filings, would not have a Material Adverse Effect, and none of the Company or any of the Subsidiaries has received any notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Registration Statement and the Prospectus and except, in each case, where such revocation or modification would not have a Material Adverse Effect; and the Company and each of the Subsidiaries are in compliance with all laws, rules and regulations relating to the conduct of their respective businesses as conducted as of the date hereof, except where noncompliance with such laws, rules or regulations would not have a Material Adverse Effect; and, except as described in the Prospectus, none of such permits contains any restriction that is materially burdensome to the Company and its Subsidiaries.

         (s) to the Company's knowledge, the accountants, KPMG Peat Marwick, LLP, who have certified or shall certify the financial statements included or incorporated by reference in the Registration Statement and the Prospectus (or any amendment or supplement thereto) are independent public accountants as required by the Securities Act;

         (t) no relationship, direct or indirect, exists between or among the Company or the Subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of





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the Company or the Subsidiaries on the other hand, which is required by the
Securities Act to be described in the Registration Statement and the Prospectus which is not so described;

         (u) to the Company's knowledge, neither the Company and its Subsidiaries nor any employee or agent of the Company and its Subsidiaries has made any payment of funds of the Company or its Subsidiaries or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus;

         (v) no labor dispute with the employees of the Company and its Subsidiaries exists or is threatened or imminent that could result in a Material Adverse Effect;

         (w) the Company and its Subsidiaries own or possess all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Prospectus as being owned by them or necessary for the conduct of their respective businesses, and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and its Subsidiaries with respect to the foregoing;

         (x) the Company has never been, is not now, and immediately after giving effect to the offering and sale of the Securities under this Agreement will not be, an "investment company" or entity "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act");

         (y) the Company is organized in conformity with the requirements for qualification as a real estate investment trust under Sections 856 through 860 of the Code and the rules and regulations thereunder; as of the close of any taxable year, the Company has had no earnings and profits accumulated in a non-REIT year within the meaning of Section 857(a)(2)(B) of the Code, and the Company's past and proposed method of operation have enabled it, and will enable it, to meet the requirements for taxation as a REIT under the Code for all years of its taxable operations ending on or before December 31, 1997;

         (z) each of the Company's Subsidiaries is in compliance with all requirements applicable to a "qualified REIT subsidiary" within the meaning of
Section 856(i) of the Code and all applicable regulations under the Code, and the Company is not aware of any fact that would negatively impact such qualifications;

         (aa) the conditions for the use of a registration statement on Form S-3 set forth in the General Instructions on Form S-3 have been satisfied and the Company is entitled to use such form for the transactions contemplated herein;

         (ab)    (i)      to the best of the Company's knowledge, the Company,
its Subsidiaries, the Properties, and the operations conducted thereon comply and heretofore have complied with





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
all applicable Environmental Laws, except as disclosed in the Environmental Reports (defined below) and not likely to have a Material Adverse Effect;

                 (ii) the Company and its Subsidiaries have not at any time and, to the best of the Company's knowledge, no other party has at any time handled, buried, stored, retained, refined, transported, processed, manufactured, generated, produced, spilled, allowed to seep, leak, escape or leach, or be pumped, poured, emitted, emptied, discharged, injected, dumped, transferred or otherwise disposed of or dealt with, Hazardous Materials (as defined below) on, to, under or from the Properties, except as disclosed in the environmental site assessment reports obtained by the Company on or before the date hereof in connection with the purchase of any of the Properties and provided to the Underwriters or their counsel (collectively, the "Environmental Reports") and not likely to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries intends to use the Properties or any subsequently acquired properties for the purpose of handling, burying, storing, retaining, refining, transporting, processing, manufacturing, generating, producing, spilling, seeping, leaking, escaping, leaching, pumping, pouring, emitting, emptying, discharging, injecting, dumping, transferring or otherwise disposing of or dealing with Hazardous Materials;

                 (iii) to the best of the Company's knowledge, no seepage, leak, escape, leach, discharge, injection, release, emission, spill, pumping, pouring, emptying or dumping of Hazardous Materials into waters on or adjacent to the Properties has occurred, is occurring or is reasonably expected to occur, except as disclosed in the Environmental Reports and not likely to have a Material Adverse Effect;

                 (iv) neither the Company nor any of its Subsidiaries has received notice from any Governmental Authority or other person of, and does not have knowledge of, any occurrence or circumstance which, with notice, passage of time, or failure to act, would give rise to, any claim under or pursuant to any Environmental Law or under common law pertaining to Hazardous Materials on or originating from the Properties or arising out of the conduct of any party with respect to the Properties, except as disclosed in the Environmental Reports;

                 (v) to the best of the Company's knowledge, the Properties are not included or proposed for inclusion on any federal, state, or local lists of sites which require or might require environmental cleanup, including, but not limited to, the National Priorities List or CERCLIS List issued pursuant to CERCLA (as defined below) by the United States Environmental Protection Agency;

                 as used herein, "Hazardous Material" shall include, without limitation, any flammable explosive, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or related materials, asbestos, polychlorinated biphenyls ("PCBs"), petroleum products and by-products and substances defined or listed as "hazardous substances," "toxic substances," "hazardous waste," or "hazardous materials" in any Federal, state or local Environmental Law;





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
                 as used herein, "Environmental Law" shall mean all laws, regulations or ordinances of any Federal, state or local governmental authority having or claiming jurisdiction over any of the Properties (a "Governmental Authority") that are designed to protect public health and the environment or regulate the handling of Hazardous Materials, including, without limitation, the comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq.) ("CERCLA"), the Hazardous Material Transportation Act, as amended (49 U.S.C. Section 1801 et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Section 6901 et seq.), the Federal Water Pollution Control Act, as amended (33 U.S.C. Section 1251 et seq.), and the Clear Air Act, as amended (42 U.S.C. Section 7401 et seq.), and any and all analogous future federal or present or future state or local laws;

         (ac) in the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and the Subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect;

         (ad) subsequent to the respective dates as of which information is given in the Prospectus, (i) the Company has not purchased any of its outstanding shares of beneficial interest (other than repurchases of fractional shares), nor declared, paid or otherwise made any dividend or distribution of any kind on its shares of beneficial interest other than regular periodic dividends on its shares of beneficial interest (preferred and common); and (ii) there has not been any material change in the shares of beneficial interest, short-term debt or long-term debt of the Company, except as described in or contemplated by the Prospectus;

         (ae) no Subsidiary is currently prohibited directly or indirectly from paying any dividends to the Company, from making any other distribution on such Subsidiary's capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company of from transferring any of such Subsidiary's assets or property to the Company or any other Subsidiary of the Company, except as described in or contemplated by the Prospectus;

         (af) the Company has not distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement, the preliminary prospectus, the Prospectus or other material permitted by the Act; the Company has not, directly or indirectly, (i) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or
(ii) since the filing of the Registration Statement (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company;

         (ag) the Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to the financial and corporate books and records and assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and

         (ah) to the best of the Company's knowledge, the Company does no business with any person or affiliate located in Cuba within the meaning of Florida Rule 3E-900.001.

         5. The Company covenants and agrees with the several Underwriters as follows:

         (a) to file the Prospectus in a form approved by you pursuant to Rule 424 under the Securities Act not later than the Commission's close of business on the second Business Day following the date of determination of the offering price of the Securities; and to furnish copies of the Prospectus to the Underwriters in New York City prior to 10:00 a.m., New York City time, on the Business Day next succeeding the date of this Agreement in such quantities as you may reasonably request;

         (b) to deliver to each Underwriter and counsel for the Underwriters, at the expense of the Company, a signed copy of the Registration Statement (as originally filed) and each amendment thereto, in each case including exhibits and documents incorporated by reference therein and, during the period mentioned in paragraph (e) below, to each of the Underwriters as many copies of the Prospectus (including all amendments and supplements thereto) and documents incorporated by reference therein as you may reasonably request, when filed with Commission.

         (c) before filing any amendment or supplement to the Registration Statement or the Prospectus, to furnish to you a copy of any proposed amendment or supplement to the Registration Statement or the Prospectus, for your review, and not to file any such proposed amendment or supplement to which you reasonably object;

         (d) to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such same period, to advise the Underwriters and counsel for the Underwriters promptly, and to confirm such advice in writing, (i) when any amendment to the Registration Statement shall have become effective, (ii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supple-ment to the Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose, (iv) of the occurrence of any event, within the period referenced in paragraph (e) below, as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, and (v) of the receipt by the Company of any notification with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its best efforts to prevent the issuance of any such stop order or notification and, if issued, to obtain as soon as possible the withdrawal thereof;

         (e) if, during such period after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters a prospectus relating to the Securities is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at the expense of the Company, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Securities may have been sold by you on behalf of the Underwriters and to any other dealers upon request, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law;

         (f) to endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request and to continue such qualification in effect so long as reasonably required for distribution of the Securities and to pay all fees and expenses (including fees and disbursements of counsel to the Underwriters) reasonably incurred in connection with such qualification and in connection with the determination of the eligibility of the Securities for investment under the laws of such jurisdictions as you may designate; provided that the Company shall not be required to file a general consent to service of process in any jurisdiction;

         (g) to make generally available to its security holders and to you as soon as practicable but not later than 15 months after the effective date of the Registration Statement (as defined in Rule 158(c) of the Commission promulgated under the Securities Act) an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the effective date of the Registration Statement, which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder;

         (h) so long as the Securities are outstanding, to furnish to you copies of all reports or other communications (financial or other) furnished to holders of Securities, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange;

         (i) during the period beginning on the date hereof and continuing to and including the Business Day following the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of or guaranteed by the Company which are substantially similar to the Securities without your prior written consent;

         (j) to use the net proceeds of the offering of the Securities in the manner specified in the Prospectus under "Use of Proceeds;"

         (k) whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay all costs and expenses incident to the performance of its obligations hereunder, including without limiting the generality of the foregoing, all costs and expenses (i) incident to the preparation, issuance, execution, authentication and delivery of the Securities, including any expenses of the Trustee, (ii) incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Prospectus and any preliminary prospectus (including in each case all exhibits, amendments and supplements thereto), (iii) incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Underwriters may designate (including fees of counsel for the Underwriters and their disbursements), (iv) in connection with the listing of the Securities on any stock exchange, (v) related to any filing with National Association of Securities Dealers, Inc., (vi) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, the Indenture, the Preliminary and Supplemental Blue Sky Memoranda and any Legal Investment Survey and the furnishing to Underwriters and dealers of copies of the Registration Statement and the Prospectus, including mailing and shipping, as herein provided, (vii) payable to rating agencies in connection with the rating of the Securities, (viii) any expenses incurred by the Company in connection with a "road show" presentation to potential investors and (ix) the cost and charges of any transfer agent; and

         (l) to the best of its knowledge, the Company has complied and will endeavor to comply with all provisions of Florida H.B. 1771, Section 1, paragraph 17,130 of Florida Securities and Investor Act, and all regulations thereunder relating to issuers doing business with Cuba.

         6. The several obligations of the Underwriters hereunder shall be subject to the performance by the Company of its obligations hereunder and to the following conditions:

         (a) the Prospectus shall have been filed with the Commission pursuant to Rule 424 within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act; no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the

Commission; and all requests for additional information on the part of the Commission shall have been complied with to your satisfaction;

         (b) the representations and warranties of the Company contained herein are true and correct on and as of the Closing Date as if made on and as of the Closing Date and the Company shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

         (c) subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

         (d) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its Subsidiaries or any material adverse change or any development involving a material adverse change, in or affecting the general affairs, business, prospects, management, properties, financial position, stockholders' equity or results of operations of the Company and its Subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus;

         (e) you shall have received on and as of the Closing Date a certificate of the Chairman of the Board of Directors or President or Chief Executive Officer of the Company and the Chief Financial or Accounting Officer of the Company satisfactory to you to the effect set forth in subsections (a) through (c) of this Section and to the further effect that there has not occurred any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, properties, financial position, stockholders' equity or results of operations of the Company and its Subsidiaries taken as a whole from that set forth or contemplated in the Registration Statement.

         (f) Shaw Pittman Potts & Trowbridge, counsel for the Company, shall have furnished to you its written opinion, dated the Closing Date, in form and substance satisfactory to you, to the effect that:

                 (i) the Company has been duly organized and is validly existing as a corporation in good standing under the laws of Maryland, with power and authority (corporate or other) to own its properties and conduct its business as described in the Prospectus as then amended or supplemented;

                 (ii) the Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect;

                 (iii) each of the Subsidiaries has been duly organized and is validly existing as a corporation or limited partnership, as the case may be, in good standing under the laws of their jurisdictions of organization, with power and authority (corporate or other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

                 (iv) each of the Subsidiaries has been duly qualified as a foreign corporation or limited partnership, as the case may be, for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect;

                 (v) all of the outstanding shares of capital stock or partnership interests of each Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and are owned by the Company, directly or indirectly, free and clear of any security interests, liens, encumbrances, and claims;

                 (vi) (a) the Registration Statement and the Prospectus and any supplements or amendments thereto (except for the financial statements and the notes thereto and the schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion) comply as to form in all material respects with the requirements of the Act; and (b) each of the Incorporated Documents (except for the financial statements and the notes thereto and the schedules and other financial and statistical data included therein, as to which counsel need not express any opinion) complies as to form in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder;

                 (vii) to the knowledge of such counsel, based upon such inquiry as such counsel deems appropriate, other than as described or contemplated in the Prospectus (or any supplement thereto), there are no legal or governmental proceedings pending or threatened against the Company or any of its Subsidiaries, or to which the Company or any of its Subsidiaries or any properties of the Company and any of its Subsidiaries is subject, which are required to be described in the Registration Statement or Prospectus (or any amendment or supplement thereto) and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or to be filed or incorporated by reference as an exhibit to the Registration Statement or any Incorporated Document that are not described, filed or incorporated as required, as the case may be;

                 (viii) to the knowledge of such counsel, neither the Company nor any of its Subsidiaries is in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of its Subsidiaries or of any decree of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries;

                 (ix) such counsel is not aware of any certificates, authorizations, licenses or permits required by any federal regulatory authority which are necessary for the Company and its Subsidiaries to conduct their respective businesses other than any such certificates, authorization, licenses or permits which have been obtained; to the knowledge of such counsel, neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of nay certificate, authorization license or permit issued by any federal, state, municipal or foreign regulatory authority which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or funding, would result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company or its Subsidiaries;

                 (x) this Agreement has been duly authorized, executed and delivered by the Company;

                 (xi) the Securities have been duly authorized and executed by the Company and when authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, enforceable in accordance with their terms, except that the enforceability thereof may be limited by or subject to (a) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or equity);

                 (xii) the Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding instrument of the Company enforceable against the Company in accordance with its terms, except that the enforceability thereof may be limited by or subject to (a) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or equity); and the Indenture has been duly qualified under the Trust Indenture Act;

                 (xiii) the Indenture and the Securities conform in all material respects to the descriptions thereof in the Registration Statement and the Prospectus;

                 (xiv) to the knowledge of such counsel, neither the Company nor any of its Subsidiaries is (a) in violation of its respective articles of incorporation or by-laws or (b) in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness set forth on Schedule A attached to such opinion, except as may be disclosed in the Prospectus;

                 (xv) neither the offer, sale or delivery of the Securities, the execution, delivery or performance by the Company of its obligations under the Securities, the Indenture and this Agreement, compliance by the Company with the provisions hereof nor consummation by the Company of the transactions contemplated hereby and thereby (a) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, (1) the articles of incorporation or by-laws of the Company or any of its Subsidiaries or
         (2) any agreement, indenture, lease or other instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any properties of the Company or any of its Subsidiaries is bound
         (A) that is an exhibit to the Registration Statement or (B) which is known to such counsel, all of which have been waived in connection with the transactions contemplated by this Agreement); or (b) results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its Subsidiaries, pursuant to any agreement, indenture, lease or other instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any properties of the Company or any of its Subsidiaries is bound (1) that is incorporated by reference or an exhibit to the Registration Statement or (2) which is known to such counsel; or (c) violates or will violate (1) any existing federal or Maryland law, regulation or ruling (assuming compliance with all applicable state securities and Blue Sky laws, regulations, rulings and orders) or (2) to the knowledge of such counsel, any judgment, injunction, order or decree applicable to the Company or its Subsidiaries or any properties of the Company or any of its Subsidiaries;

                 (xvi) the Company's authorized, issued and outstanding shares of capital stock is as set forth under the caption "Capitalization" in the Prospectus; the authorized capital stock of the Company conforms in all material respects as to legal matters to the description thereof contained in the Prospectus under the caption "Description of Capital Stock"; and all of the shares of capital stock of the Company outstanding prior to the issuance of the Securities have been duly authorized, validly issued, fully paid and nonassessable;

                 (xvii) no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Securities or the consummation of the other transactions contemplated by this Agreement or the Indenture, except such consents, approvals, authorizations, orders, registrations or qualifications as have been obtained under the Securities Act and the Trust Indenture Act and as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriter;

                 (xviii)      to the knowledge of such counsel, (a) neither the
         Company nor any of its Subsidiaries is in violation of any federal law or regulation relating to occupational safety and health or to the environment, including, without limitation, the storage, handling, transportation or disposal of hazardous or toxic materials, (b) the Company and its Subsidiaries have received all permits, registrations, licenses and other approvals required of them under applicable federal occupational and safety and health and environmental laws and regulations to conduct their respective businesses and (c) the Company and its Subsidiaries are in compliance with all terms and conditions of any such permit, registration, license or approval, except any such violation of law or regulation, failure to receive required permits, registrations, licenses or other approvals or failure to comply with the terms and conditions of such permits, registrations, licenses or approvals which would not, singly or in the aggregate result in a Material Adverse Effect;

                 (xix) the statements in the Prospectus, insofar as they are descriptions of contracts or agreements or constitute statements of law or legal conclusions, are accurate and present fairly the information required to be shown in all material respects;

                 (xx) commencing with the Company's initial taxable year, the Company has qualified as a REIT under the Code for all taxable years ending on or before December 31, 1997, and its past and proposed method of operation will enable it to qualify as a REIT under the Code for its taxable year ending on December 31, 1998; and each of the Company's Subsidiaries is a "qualified REIT subsidiary" within the meaning of Section 856(i) of the Code; and the Company is not an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under the Investment Company Act;

                 (xxi) the investments of the Company described in the Prospectus are permitted investments under the Declaration of Trust of the Company;

                 (xxii) the Registration Statement was declared effective under the Securities Act and the Indenture was qualified under the Trust Indenture Act as of the date and time specified in such opinion, the Prospectus was filed with the Commission pursuant to subparagraph of Rule 424 specified in such opinion on the date specified therein and no stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission;

                 (xxiii)      such counsel (A) is of the opinion that each
         document incorporated by reference in the Registration Statement and the Prospectus (except for the historical and pro forma financial statements included therein as to which such counsel need express no opinion) complied as to form in all material respects with the Exchange Act when filed with Commission, (B) believes that (except for the historical and pro forma financial statements included therein as to which such counsel need express no belief) each part of the Registration Statement (including the documents incorporated by reference therein) filed with the Commission pursuant to the Securities Act relating to the Securities, when such part became effective, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (C) is of the opinion that the Registration Statement and the Prospectus and any amendments and supplements thereto (except for the historical and pro forma financial statement included therein as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Trust Indenture Act and (D) believes that (except for the financial statements included therein as to which such counsel need express no belief) the Registration Statement and the Prospectus, on the date of this Agreement, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that the Prospectus as amended or supplemented, if applicable, on the Closing Date does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

                 (xxiv) the Company is not, and will not become as a result of the consummation of the transactions contemplated by this Agreement, an "investment company" or entity "controlled" by an "investment company" within the meaning of the Investment Company Act, and has not been an "investment company" at any time.

         In rendering such opinions, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and the States of New York and Maryland, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' counsel) of other counsel reasonably acceptable to the Underwriters' counsel, familiar with the applicable laws; (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence or good standing of the Company. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in such counsel's opinion, the Underwriters and they are justified in relying thereon. With respect to the matters to be covered in subparagraph (xix) above counsel may state its opinion and belief is based upon their participation in the preparation of the Registration Statement and the Prospectus and any amendment or supplement thereto (other than the documents incorporated by reference therein) and review and discussion of the contents thereof (including the documents incorporated by reference therein) but is without independent check or verification except as specified.

         (g) on the date of this Agreement and on the Closing Date, KPMG Peat Marwick LLP shall have furnished to you letters, dated such date, in form and substance satisfactory to you, containing statements and information of the type customarily included in accountants "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus, including, without limitation, a statements incorporated by reference in the Registration Statement, in accordance with the standards established by the American Institute of Certified Public Accountants;

         (h) you shall have received on and as of the Closing Date an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Underwriters, with respect to the validity of the Indenture and the Securities, the Registration Statement, the Prospectus and other related matters as the Underwriters may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

         (i) on or prior to the Closing Date, the Company shall have furnished to the Underwriters such further certificates and documents confirming the representations and warranties contained herein and related matters as you shall reasonably request.

         The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects satisfactory to the Underwriters and to Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters.

         7. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including without limitation the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

         Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person who controls the Company within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus.

For purposes of this Section 7 and Sections 4(a) and 4(b), the only written information furnished by the Underwriters to the Company expressly for use in the Registration Statement and the Prospectus is (a) the information in the last paragraph on the cover page of the Prospectus specifically relating to the Securities, (b) the information regarding stabilization in the first paragraph on the inside front cover page of the Prospectus specifically relating to the Securities and (c) the information in the third and sixth paragraphs, under the caption "Underwriting" in the Prospectus.

         If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriters and such control persons of Underwriters shall be designated in writing by J.P. Morgan Securities Inc. and any such separate firm for the Company, its directors, its officers who sign the Registration Statement and such control persons of the Company or authorized representatives shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

         If the indemnification provided for in the first and second paragraphs of this Section 7 is unavailable to an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Securities (before deducting expenses) received by the Company and the total underwriting discounts and the commissions received by the Underwriters bear to the aggregate public offering price of the Securities.
The relative fault of the Company on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to the respective principal amounts of Securities set forth opposite their names in
Schedule II hereto, and not joint.

         The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

         The indemnity and contribution agreements contained in this Section 7 and the representations, warranties and covenants of the Company set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors or any other person controlling the Company and (iii) acceptance of and payment for any of the Securities.

         8. Notwithstanding anything herein contained, this Agreement may be terminated in your absolute discretion by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market,
(iii) a general moratorium on commercial banking activities in New York or Florida shall have been declared by either Federal, New York State or Florida State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment is material and adverse and which, in your judgment, makes it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus.

         9. If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Securities which it or they have agreed to purchase under this Agreement, and the aggregate principal amount of Securities, which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Securities, the other Underwriter or Underwriters shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in Schedule II hereto bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the non-defaulting Underwriters may specify, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 9 by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Securities and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased, and arrangements satisfactory to the Underwriters and the Company for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         10. If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement or any condition of the Underwriters' obligations cannot be fulfilled, the Company agrees to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and expenses of their counsel) reasonably incurred by the Underwriters in connection with this Agreement or the offering of Securities.

         11. This Agreement shall inure to the benefit of and be legally binding upon the Company, the Underwriters, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

         12. Any action by the Underwriters hereunder may be taken by you jointly or by J.P. Morgan Securities Inc. alone on behalf of the Underwriters, and any such action taken by you jointly or by J.P. Morgan Securities Inc. alone shall be binding upon the Underwriters. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given to the Underwriters, c/o J.P. Morgan Securities Inc., 60 Wall Street, New York, New York 10260, Attention:
Syndicate Department, with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York 10022, Attention: Stacy J. Kanter, Esq. Notices to the Company shall be given to it at Commercial Net Lease Realty, Inc., 400 East South Street, Suite 50, Orlando, Florida 32801, Attention:
James M. Seneff, Jr., Chairman and Chief Executive Officer, with a copy to Shaw Pittman Potts & Trowbridge, 2300 N Street, N.W., Washington, D.C. 20037-1128,
Attention:  John M. McDonald.

         13. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

         14. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

         Please confirm that the foregoing correctly sets forth the agreement between the Company and the several Underwriters.

                                    Very truly yours,

                                    COMMERCIAL NET LEASE REALTY, INC.



                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:




Accepted:  March 12, 1998

J.P. MORGAN SECURITIES INC.
GOLDMAN, SACHS & CO.
SALOMON BROTHERS INC

By: J.P. MORGAN SECURITIES INC.,


By:
   ------------------------------
   Name:
   Title:

For themselves and as Representatives of the several Underwriters listed in Schedule II hereto

                                                                      SCHEDULE I


Representatives:                                   J.P. Morgan Securities Inc.
                                                   Goldman, Sachs & Co.
                                                   Salomon Brothers Inc


Underwriting Agreement dated:                      March     , 1998
                                                         ----

Registration Statement No.:                        333-24773

Title of Securities:                                   % Notes due 2008 (the "2008 Notes")
                                                   ----

Aggregate principal amount:                        $100,000,000 of 2008 Notes

Price to Public:                                        % of the principal amount of the 2008 Notes,
                                                   plus accrued interest, if any, from          , 1998 to the
                                                   Closing Date
Underwriting Discount:

Indenture:                                         Indenture dated as of March    , 1998 and the
                                                   Supplemental Indenture dated as of March   , 1998, both
                                                   between Commercial Net Lease Realty, Inc. and
                                                   First Union National Bank (the "Trustee")

Maturity:                                          ___________, 2008

Interest Rate:                                        % with respect to the 2008 Notes

Interest Payment Dates:

Optional Redemption Provisions:                    The Securities are redeemable at any time at the
                                                   option of the Company, in whole or in part, at a
                                                   redemption price equal to the sum of (i) the principal
                                                   amount of the notes being redeemed plus accrued
                                                   interest thereon to the redemption date and
                                                   (ii) the Make-Whole Amount (as defined in the
                                                   Prospectus Supplement relating to the Securities
                                                   dated March   , 1998), if any

Sinking Fund Provisions:                           None

Other Significant Provisions:                      None

Closing Date and Time of Delivery:                 The Closing will be held at 10:00 a.m. (E.S.T.) On
                                                   March   , 1998, with the Securities being delivered
                                                   through the book-entry facilities of The Depository
                                                   Trust Company ("DTC") and made available for
                                                   checking by DTC and the Trustee at lease 24 hours
                                                   prior to the Closing Date.


Closing Location:                                  Skadden, Arps, Slate, Meagher & Flom LLP
                                                   919 Third Avenue
                                                   New York, NY  10022

                                                                     SCHEDULE II



                                                   Principal Amount
                                                   of 2008 Notes
Underwriter                                        To Be Purchased
-----------                                        ---------------
J.P. Morgan Securities Inc.                        $

Goldman, Sachs & Co.

Salomon Brothers Inc

     Total.........................                $
                                                    ============================

                                                                    SCHEDULE III

                       STATES OF FOREIGN QUALIFICATION OF
                       COMMERCIAL NET LEASE REALTY, INC.


                                    Arkansas
                                    Alabama
                                    Arizona
                                   California
                                    Colorado
                                    Delaware
                                    Florida
                                    Georgia
                                    Illinois
                                     Kansas
                                    Kentucky
                                   Louisiana
                                     Maine
                                    Maryland
                                    Michigan
                                   Minnesota
                                  Mississippi
                                    Missouri
                                 North Carolina
                                  North Dakota
                                     Nevada
                                 New Hampshire
                                   New Jersey
                                   New Mexico
                                    New York
                                      Ohio
                                    Oklahoma
                                     Oregon
                                  Pennsylvania
                                  Rhode Island
                                 South Carolina
                                   Tennessee
                                     Texas
                                    Virginia
                                   Washington
                                   Wisconsin
                                 West Virginia

                                                                     SCHEDULE IV



                                                    JURISDICTION                                    PERCENTAGE OF
           NAME OF                                       OF            STATES OF FOREIGN           EQUITY INTEREST
         SUBSIDIARY                                 ORGANIZATION         QUALIFICATION             OWNED BY COMPANY
-------------------------------------------------------------------------------------------------------------------
Net Lease Realty I, Inc.                              Maryland          Florida, Georgia                 100%

Net Lease Realty II, Inc.                             Maryland              Florida                      100%

Net Lease Realty III, Inc.                            Maryland              Florida                      100%

Net Lease Realty IV, Inc.                             Maryland              Florida                      100%

Net Lease Institutional Realty, L.P.                 Delaware(1)       Georgia, Florida,                 20%(2)
                                                                           New York,
                                                                        Tennessee, Texas


____________________

  (1)     Organized as  a limited partnership under Delaware law.

  (2) The Company holds a 20% general partnership interest in Net Lease Institutional Realty, L.P.